INCOME TAXES	12 Months Ended
Jun. 29, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The provision for income taxes consists of the following (in thousands):

	2016	2015	2014
Current income tax expense:
Federal	$48,049	$59,726	$66,170
State	12,203	11,862	15,219
Foreign	3,497	3,319	3,550
Total current income tax expense	63,749	74,907	84,939
Deferred income tax (benefit) expense:
Federal	21,023	10,754	(18,715)
State	885	2,018	(4,087)
Foreign	(15)	(96)	112
Total deferred income tax (benefit) expense	21,893	12,676	(22,690)
	$85,642	$87,583	$62,249

A reconciliation between the reported provision for income taxes and the amount computed by applying the statutory Federal income tax rate of 35% to income before provision for income taxes is as follows (in thousands):

	2016	2015	2014
Income tax expense at statutory rate	$100,236	$99,497	$75,701
FICA tax credit	(20,497)	(18,633)	(18,116)
State income taxes, net of Federal benefit	11,102	8,646	7,636
Other	(5,199)	(1,927)	(2,972)
	$85,642	$87,583	$62,249

The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities as of June 29, 2016 and June 24, 2015 are as follows (in thousands):

	2016	2015
Deferred income tax assets:
Leasing transactions	$32,132	$30,928
Stock-based compensation	12,817	13,105
Restructure charges and impairments	2,439	2,303
Insurance reserves	18,015	18,567
Employee benefit plans	501	470
Gift cards	19,948	18,499
State net operating losses	16,120	16,521
Federal credit carryover	14,722	0
State credit carryover	4,981	4,538
Other, net	6,987	9,804
Less: Valuation allowance	(18,407)	(21,059)
Total deferred income tax assets	110,255	93,676
Deferred income tax liabilities:
Prepaid expenses	17,360	16,803
Goodwill and other amortization	29,884	27,713
Depreciation and capitalized interest on property and equipment	31,626	12,060
Other, net	4,382	3,963
Total deferred income tax liabilities	83,252	60,539
Net deferred income tax asset	$27,003	$33,137

The valuation allowance decreased by $2.7 million in fiscal 2016 to recognize certain state net operating loss benefits management believes are more-likely-than-not to be realized.
No provision was made for income taxes which may become payable upon distribution of our foreign subsidiaries’ earnings. The cumulative earnings were approximately $5.2 million as of June 29, 2016. It is not practicable to estimate the amount of tax that might be payable because our intent is to permanently reinvest these earnings or to repatriate earnings when it is tax effective to do so.

A reconciliation of unrecognized tax benefits for the fiscal years ended June 29, 2016 and June 24, 2015 are as follows (in thousands):

	2016	2015
Balance at beginning of year	$6,088	$7,375
Additions based on tax positions related to the current year	1,761	760
Additions based on tax positions related to prior years	1,062	18
Settlements with tax authorities	(2,290)	(371)
Expiration of statute of limitations	(810)	(1,694)
Balance at end of year	$5,811	$6,088

The total amount of unrecognized tax benefits that would favorably affect the effective tax rate if resolved in our favor due to the effect of deferred tax benefits was $3.9 million and $4.1 million as of June 29, 2016 and June 24, 2015, respectively. During the next twelve months, we anticipate that it is reasonably possible that the amount of unrecognized tax benefits could be reduced by approximately $0.8 million ($0.5 million of which would affect the effective tax rate due to the effect of deferred tax benefits) either because our tax position will be sustained upon audit or as a result of the expiration of the statute of limitations for specific jurisdictions.
We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. During fiscal 2016, we recognized approximately $1.3 million in interest expense. During fiscal 2015 and 2014, we recognized expenses of approximately $0.2 million and $0.3 million, respectively, in interest due to the reduction of accrued interest from statute expirations and settlements, net of accrued interest for remaining positions. As of June 29, 2016, we had $0.8 million ($0.6 million net of a $0.2 million Federal deferred tax benefit) of interest and penalties accrued, compared to $2.2 million ($1.5 million net of a $0.7 million Federal deferred tax benefit) at June 24, 2015.